Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into as of July 23, 2013 by and among Fortune Brands Home & Security, Inc. (f/k/a Fortune Brands Home & Security LLC), a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto (the “Consenting Lenders”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as defined below), and Section 1.03 of the Credit Agreement shall apply to this Amendment.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of August 22, 2011 (the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the Consenting Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

C. The Borrower has requested, and certain of the Consenting Lenders are willing to make, additional Term Loans on the terms and conditions set forth herein.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Upon the Effective Date (as defined in Section 4 below), the Credit Agreement shall be amended as follows:

(a) The definition of “Credit Documents” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Credit Documents” means this Agreement, the Affirmation, after the execution and delivery thereof pursuant to the terms of this Agreement, each promissory note, if any, delivered pursuant to Section 2.10(e), each Subsidiary Guaranty, any amendments to the Credit Documents and any other documents from time to time designated as such by the Borrower and the Administrative Agent.

(b) The definition of “Disclosed Matters” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06 and the matters described in any filings made by the Borrower prior to the Amendment No. 1 Date with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

(c) The definition of “FATCA” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulation or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(d) The definition of “Indemnified Taxes” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on behalf of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes.

(e) The definition of “Revolving Commitment” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Revolving Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Revolving Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.09, (b) reduced or increased from time to time pursuant to assignments by or to such Revolving Lender pursuant to Section 9.04 and (c) reduced or increased pursuant to Amendment No. 1. The amount of each Revolving Lender’s Revolving Commitment as of the Amendment No. 1 Date after giving effect to Amendment No. 1 is set forth on Schedule 2.01.

(f) The definition of “Revolving Maturity Date” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means the fifth anniversary of the Amendment No. 1 Date.

(g) The definition of “Term Commitment” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Term Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make a Term Loan in an amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Term Lender’s name on Schedule 2.01, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.09, (b) reduced or increased from time to time pursuant to assignments by or to such Term Lender pursuant to Section 9.04 and (c) reduced or increased pursuant to Amendment No. 1. The amount of each Term Lender’s Term Commitment as of the Amendment No. 1 Date is set forth on Schedule 2.01.

(h) The definition of “Term Loan” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Term Loan” means a Loan made pursuant to Section 2.01(b) , 2.09(d) or Section 2(a) of Amendment No. 1.

(i) The definition of “Term Maturity Date” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Term Maturity Date” means the fifth anniversary of the Amendment No. 1 Date.

(j) Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement dated as of July 23, 2013 by and among the Borrower, the Administrative Agent and the Lenders signatory thereto.

“Amendment No. 1 Date” means July 23, 2013, the “Effective Date” as defined in Amendment No. 1.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Withholding Agent” means any Credit Party and the Administrative Agent.

(k) Section 1.04 of the Credit Agreement shall be amended by amending and restating the last sentence of such Section as follows:

Notwithstanding any other provision contained herein, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (a) all computations of amounts and ratios referred to in this Agreement shall be made without giving effect to any election under FASB ASC Topic 825 “Financial Instruments” (or any other financial accounting standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value” as defined therein; and (b) the Borrower and its Subsidiaries may, at the Borrower’s option, continue to account for any lease of the Borrower or any Subsidiary that as of the Amendment No. 1 Date is (or if such lease were in effect on the

Amendment No. 1 Date, would be) an operating lease, as an operating lease, irrespective of any change in lease accounting standards under GAAP occurring after the Amendment No. 1 Date, including for purposes of determining Indebtedness, Consolidated Net Income and Consolidated Interest Expense or any component thereof. For the avoidance of doubt, to the extent any change in lease accounting standards under GAAP is adopted after the Amendment No. 1 Date, the Borrower shall have no obligation to provide to the Administrative Agent and the Lenders a reconciliation between the reporting on its financial statements and its calculations made for purposes of determining compliance with any covenant (including financial covenants) contained herein.

(l) The eighth sentence of Section 2.09(d) of the Credit Agreement shall be amended by deleting the phrase “made on the Funding Date.”

(m) The Term Loan amortization schedule set forth in Section 2.10(a) of the Credit Agreement shall be deleted and replaced with the following:

Payment Date	Amount

First Anniversary of the Amendment No. 1 Date	0% of Term Loan principal amount as of the Amendment No. 1. Date

Second Anniversary of the Amendment No. 1 Date	5% of Term Loan principal amount as of the Amendment No. 1. Date

Third Anniversary of the Amendment No. 1 Date	10% of Term Loan principal amount as of the Amendment No. 1. Date

Fourth Anniversary of the Amendment No. 1 Date	10% of Term Loan principal amount as of the Amendment No. 1. Date

Term Maturity Date	Aggregate unpaid principal amount of Term Loans

(n) Section 2.10(e) of the Credit Agreement shall be amended by deleting each reference to “the order of” set forth in such Section.

(o) Section 2.15(a)(iii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(iii) subject any Recipient to any Taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) and (c) of the definition of Excluded Taxes and (C) Connection Income Taxes);

(p) Section 2.15(a) of the Credit Agreement shall be further amended by deleting all language after clause (iii) thereof and replacing it with the following:

and (A) the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise) and (B) such Lender or such other Recipient, as the case may be, is generally demanding similar compensation from its other similar borrowers in similar circumstances, then the Borrower will pay to such Lender, Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(q) Section 2.15(c) of the Credit Agreement shall be amended by deleting the last sentence in such Section in its entirety.

(r) Each of Section 2.17(a), (d), (e), (f)(i), (g) and (i) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(a) Withholding of Taxes; Gross-Up. Each payment by or on behalf of any Credit Party under any Credit Document shall be made without withholding for any Taxes, unless such withholding is required by any law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Withholding Agent may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Credit Party shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the applicable Recipient receives the amount it would have received had no such withholding been made.

(d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient for any Indemnified Taxes that are paid or payable by (or required to be deducted or withheld from any payment to) such Recipient in connection with any Credit Document (including amounts paid or payable under this Section 2.17(d)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.17(d) shall be paid within 10 days after the Recipient delivers to the Borrower a certificate stating the amount of any Indemnified Taxes so paid or payable by such Recipient and describing the basis for the indemnification claim. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent for any Taxes (but, in the case of any Indemnified Taxes, only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so) attributable to such Lender (or resulting from such Lender’s failure to maintain a Participation Register) that are paid or payable by the Administrative Agent in connection with any Credit Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.17(e) shall be paid within 10 days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error.

(f) Status of Lenders. (i) Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A) through (E) and (iii) below) shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Upon the reasonable request of the Borrower or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 2.17(f) or notify the Borrower and the Administrative Agent of its legal inability to do so. If any form or certification previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund (or credit in lieu of a refund) of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including additional amounts paid pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (or credit in lieu of a refund) (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund (or credit in lieu of a refund)), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund (or credit in lieu of a refund)). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund (or credit in lieu of a refund) to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.17(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.17(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than the indemnified party would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund (or credit in lieu of a refund) had never been paid. This Section 2.17(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.

(i) Issuing Bank. For purposes of Section 2.17, the term “Lender” includes any Issuing Bank.

(s) Section 3.04(b) of the Credit Agreement shall be amended by replacing the reference to “December 31, 2010” therein with a reference to “December 31, 2012”.

(t) Section 5.01 of the Credit Agreement shall be amended by adding the following sentence to the end thereof:

In lieu of delivering to the Lenders copies of the items referred to in paragraphs (a) and (b) above, the Borrower may make available such items on its website at www.fbhs.com, at www.sec.gov or at such other website as notified to the Administrative Agent and the Lenders, which shall be deemed to have satisfied the requirement of delivery of such items in accordance with this Section.

(u) Section 5.10(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

Notwithstanding the foregoing, if at any time a Subsidiary Guarantor is no longer the guarantor of Indebtedness of the Borrower aggregating in excess of $10,000,000, then the applicable Subsidiary Guaranty shall cease to be in effect unless at such time an Event of Default has occurred and is continuing; provided, that the requirements of Section 5.10(a) shall remain applicable to such Domestic Subsidiary with respect to subsequent Guarantees of Indebtedness of the Borrower.

(v) Section 9.04(b)(iv) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of (and stated interest on) the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(w) Schedule 2.01 of the Credit Agreement shall be deleted and replaced with the form of Schedule 2.01 attached hereto as Exhibit A.

(x) Exhibit B-1 of the Credit Agreement shall be deleted and replaced with the form of Exhibit B-1 attached hereto as Exhibit B.

(y) Exhibit B-2 of the Credit Agreement shall be deleted and replaced with the form of Exhibit B-2 attached hereto as Exhibit C.

2. Commitments; Termination; Term Loans; Breakage.

(a) Subject to the terms and conditions set forth herein, each Consenting Lender, severally, agrees to make a Term Loan to the Borrower on the Effective Date in a principal amount equal to the amount, if any, by which (i) the Term Loan Commitment of such Consenting Lender, as set forth in Exhibit A of this Amendment, exceeds (ii) the aggregate outstanding principal amount of Term Loans held by such Consenting Lender immediately prior to making the new Term Loan contemplated by this Section 2(a).

(b) (i) Each Term Loan under Section 2(a) of this Amendment shall be made as part of a Borrowing consisting of Term Loans made by the Consenting Lenders ratably in accordance with their respective Term Commitments hereunder. The failure of any Consenting Lender to make any Term Loan required to be made by it pursuant to such Section 2(a) shall not relieve any other Consenting Lender of its obligations hereunder; provided, that the Term Commitments of the Consenting Lenders are several and no Consenting Lender shall be responsible for any other Consenting Lender’s failure to make a Term Loan as required hereunder.

(ii) Each Term Loan made pursuant to Section 2(a) of this Amendment shall constitute a Term Loan for purposes of the Credit Agreement, from and after the Effective Date and rank pari passu in all respects with all other Term Loans, whether made on the Effective Date or the date of the initial Borrowing under the Credit Agreement.

(iii) Each Term Loan made pursuant to Section 2(a) of this Amendment is not being made pursuant to Section 2.09 of the Credit Agreement and shall not affect in any way the Borrower’s rights under Section 2.09 of the Credit Agreement to request additional Loans thereunder, in accordance with the terms thereof.

(iv) Sections 2.03 and 2.07 of the Credit Agreement shall apply to and govern the Term Loans made under Section 2(a) of this Amendment on the Effective Date, except that any proceeds of such Term Loans required to pay amounts due to any Consenting Lenders in accordance with Section 2(c) of this Amendment and any Exiting Lenders in accordance with Section 2(d) of this Amendment shall be applied as provided in such Sections before any amounts are credited to the Borrower as provided in Section 2.07 of the Credit Agreement.

(v) No amount of any Term Loan made under Section 2(a) of this Amendment which is repaid or prepaid by the Borrower may be reborrowed.

(c) If the Term Commitment or Revolving Commitment of any Consenting Lender as set forth in Exhibit A is less than the amount of its outstanding Term Loans or Revolving Loans, as applicable, as of the Effective Date, any such Consenting Lender shall be paid the amount required such that after giving effect to such payment, such Consenting Lender’s Term Commitment and/or Revolving Commitment, as applicable, as of the Effective Date is equal to the amount of its outstanding Term Loans and/or Revolving Loans, as applicable, as set forth in Exhibit A. The Consenting Lenders and the Administrative Agent hereby consent to the non-pro rata prepayments contemplated by this Section 2(c) and waive any notice of Commitment reduction or prepayment that may otherwise be required by Sections 2.09(c) and 2.11(b) of the Credit Agreement. The Borrower and each Consenting Lender hereby authorize the Administrative Agent to apply any proceeds of Term Loans made pursuant to Section 2(a) of this Amendment, upon receipt thereof by the Administrative Agent, to pay to any such Consenting Lender the amounts required to be paid pursuant to this Section 2(c) on the Effective Date.

(d) Any Lender that is not a Consenting Lender (each, an “Exiting Lender”) shall, effective upon the Effective Date, no longer be a Lender under the Credit Agreement and (i) its Commitment shall be deemed voluntarily terminated by the Borrower upon the Effective Date pursuant to Section 2.09(b) of the Credit Agreement and (ii) the principal of and interest accrued on each Loan made by it shall be paid in full together with all other amounts owing to it or accrued for its account under the Credit Agreement. The Consenting Lenders and the Administrative Agent hereby consent to the non-pro rata Commitment terminations and prepayments contemplated by this Section 2(d) and waive any notice of Commitment termination or prepayment that may otherwise be required by Sections 2.09(c) and 2.11(b) of the Credit Agreement. The Borrower and each Consenting Lender hereby authorize the Administrative Agent to apply any proceeds of Term Loans made pursuant to Section 2(a) of this Amendment, upon receipt thereof by the Administrative Agent, to pay to any Exiting Lender the amounts required to be paid pursuant to this Section 2(d) on the Effective Date. To the extent that such proceeds are insufficient to repay all such amounts, the Borrower shall pay, or remit to the Administrative Agent for payment, the amount of any such insufficiency.

(e) On the Effective Date, the Risk Participation (as defined below) of each Exiting Lender shall be transferred and assumed by the Consenting Lenders on a pro rata basis in accordance with their respective Revolving Commitments under the Credit Agreement after giving effect to this Amendment such that all such Revolving Credit Exposure will be held ratably by the Consenting Lenders on a pro rata basis in accordance with their respective Revolving Commitments under the Credit Agreement after giving effect to this Amendment. “Risk Participation” means, at any date, the aggregate amount of funded and unfunded obligations of any Lender to purchase participations from or make payments for the account of the Swingline Lender pursuant to Section 2.05(c) of the Credit Agreement and any Issuing Bank pursuant to Section 2.06(d) of the Credit Agreement.

(f) The Term Commitments corresponding to the Term Loans to be made pursuant Section 2(a) of this Amendment on the Effective Date (i) shall terminate upon the making of such Term Loans on the Effective Date, and (ii) shall not be considered a Term Commitment for purposes of Section 2.12(a) of the Credit Agreement.

(g) Each Consenting Lender hereby waives any entitlement under Section 2.16 of the Credit Agreement to any and all amounts which would otherwise have been payable thereunder in respect of the consummation on the Effective Date of the transactions contemplated hereby.

3. Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the Effective Date:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action (and, if required, stockholder action) and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) Each of the representations and warranties contained in the Credit Agreement (after giving effect to this Amendment and treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Effective Date as if made on such date, or to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date; and

(c) No Default has occurred and is continuing.

4. Effective Date. This Amendment shall become effective on the date and at the time (the “Effective Date”) upon which all of the following conditions have been satisfied:

(a) the execution and delivery of this Amendment by the Borrower, the Administrative Agent and the Consenting Lenders (which must include the Required Lenders);

(b) the Administrative Agent (or its counsel) shall have received copies of (i) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, (A) certifying resolutions of the Borrower’s board of directors and (B) attaching the Borrower’s certificate of incorporation and bylaws and certifying that the foregoing are in full force and effect as of the Amendment No. 1 Date, and (ii) a certificate of good standing of the Borrower, as of a recent date, from the Secretary of State of Delaware;

(c) the Administrative Agent (or its counsel) shall have received a certificate of a Financial Officer of the Borrower dated the Effective Date, certifying that (i) the representations and warranties of the Borrower set forth in the Credit Agreement (after giving effect to this Amendment and treating this Amendment as a Credit Document for purposes thereof) are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Effective Date, or to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and (ii) no Default has occurred or is continuing;

(d) as requested by the Administrative Agent, the Administrative Agent shall have received a satisfactory opinion of counsel to the Borrower, which opinion may be from an in-house counsel;

(e) the Administrative Agent shall have received evidence satisfactory to it that substantially concurrently with the effectiveness of this Amendment the Borrower is paying, (i) all amounts payable to Exiting Lenders pursuant to Section 2(d) hereof, (ii) all amounts payable to any Consenting Lenders pursuant to Section 2(c) hereof and (iii) without duplication, all accrued interest and fees owing pursuant to the Credit Agreement, it being understood that any such payments may be made out of the proceeds of loans made on the Effective Date as contemplated by Section 2(c) and Section 2(d) hereof;

(f) the Consenting Lenders, the Administrative Agent and the Lead Arrangers shall have received all fees required to be paid, and all expenses for which invoices have been presented at least one (1) Business Day before the Effective Date, on or before the Effective Date;

(g) if requested at least 10 days prior to the Effective Date, the Administrative Agent and the Lenders shall have received, at least 5 days prior to the Effective Date, all documentation and other information reasonably requested by them and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act;

(h) each Lender shall have received from the Borrower any promissory notes requested (to the extent requested at least 1 day prior to the Effective Date) pursuant to, and in accordance with, Section 2.10(e) of the Credit Agreement; and

(i) the Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to it, such additional certificates, documents and other information as the Administrative Agent shall reasonably require.

In the event the Effective Date has not occurred on or before August 15, 2013, this Amendment shall not become operative and shall be of no force or effect.

5. Reference to and Effect Upon the Credit Agreement; Other.

(a) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed, as amended.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) The parties hereto acknowledge and agree that (i) except as otherwise expressly provided herein with respect to any prepayment of Loans pursuant to Sections 2(c) and 2(d) of this Amendment, this Amendment does not constitute a novation, payment and reborrowing or termination of the Obligations under the Credit Agreement and the other Credit Documents as in effect prior to the Effective Date, and (ii) such Obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

6. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent with respect thereto.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

FORTUNE BRANDS HOME & SECURITY, INC., as Borrower

By	/s/ Matthew C. Lenz
Name:	Matthew C. Lenz
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Bank of America, N.A., as a Lender

By	/s/ David L. Catherall
Name:	David L. Catherall
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By	/s/ Noam Azachi
Name:	Noam Azachi
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Citibank, N.A., as a Lender

By	/s/ Shannon Sweeney
Name:	Shannon Sweeney
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Lender

By	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By	/s/ Patrick L. Freytag
Name:	Patrick L. Freytag
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By	/s/ Charles W. Reed
Name:	Charles W. Reed
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

SUNTRUST BANK, as a Lender

By	/s/ Vinay Desai
Name:	Vinay Desai
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Matthew J. Schulz
Name:	Matthew J. Schulz
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

COMPASS BANK, as a Lender

By	/s/ Charles Randolph
Name:	Charles Randolph
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

RBS CITIZENS, as a Lender

By	/s/ Kristin Lenda
Name:	Kristin Lenda
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director & Execution Head

By	/s/ Juan P. Jimenez
Name:	Juan P. Jimenez
Title:	Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC Bank, National Association, as a Lender

By	/s/ W. J. Bowne
Name:	W. J. Bowne
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By	/s/ David K. Russell
Name:	David K. Russell
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

The Northern Trust Company, as a Lender

By	/s/ Lisa DeCristofaro
Name:	Lisa DeCristofaro
Title:	VP

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

Schedule 2.01

Commitments

Lender	Revolving Commitment	Term Commitment[1]	Total Commitment
JPMorgan Chase Bank, N.A.	$55,250,000	$29,750,000	$85,000,000
Bank of America, N.A.	$55,250,000	$29,750,000	$85,000,000
Barclays Bank PLC	$55,250,000	$29,750,000	$85,000,000
Citibank, N.A.	$55,250,000	$29,750,000	$85,000,000
Credit Suisse AG	$55,250,000	$29,750,000	$85,000,000
Wells Fargo Bank, N.A.	$55,250,000	$29,750,000	$85,000,000
Mizuho Bank, Ltd.	$39,000,000	$21,000,000	$60,000,000
SunTrust Bank	$39,000,000	$21,000,000	$60,000,000
U.S. Bank National Association	$39,000,000	$21,000,000	$60,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$32,500,000	$17,500,000	$50,000,000
Compass Bank	$32,500,000	$17,500,000	$50,000,000
RBS Citizens, N.A.	$32,500,000	$17,500,000	$50,000,000
The Bank of Nova Scotia	$29,250,000	$15,750,000	$45,000,000
PNC Bank, National Association	$29,250,000	$15,750,000	$45,000,000
HSBC Bank USA, N.A.	$22,750,000	$12,250,000	$35,000,000
The Northern Trust Company	$22,750,000	$12,250,000	$35,000,000
TOTAL	$650,000,000.00	$350,000,000.00	$1,000,000,000.00

[1]	Notwithstanding anything in the Credit Agreement to the contrary, amounts on this schedule under the heading “Term Commitment” shall represent, for each Lender, the outstanding amount of such Lender’s Term Loan on the Amendment No. 1 Date after giving effect to the Loans and repayments contemplated by Amendment No. 1.

EXHIBIT B

EXHIBIT B-1

[FORM OF]

REVOLVING NOTE

$ ,000,000	, 201

Fortune Brands Home & Security, Inc., a Delaware corporation (the “Borrower”), promises to pay to             (the “Lender”) the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMorgan Chase Bank, N.A. in New York, New York, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on such Revolving Loans in full on the Revolving Maturity Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

This Revolving Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 22, 2011 (which, as it may be amended, restated or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Revolving Note, including the terms and conditions under which this Revolving Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Revolving Note is to be governed by and construed and enforced in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Revolving Note by its duly authorized officer.

FORTUNE BRANDS HOME & SECURITY, INC.

By:
Name:
Title:

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

REVOLVING NOTE,

DATED                      , 201

Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

EXHIBIT C

EXHIBIT B-2

[FORM OF]

TERM NOTE

$ ,000,000	, 201

Fortune Brands Home & Security, Inc., a Delaware corporation (the “Borrower”), promises to pay to             (the “Lender”) the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMorgan Chase Bank, N.A. in New York, New York, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Term Loan in full on the Term Maturity Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Term Loan and the date and amount of each principal payment hereunder.

This Term Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 22, 2011 (which, as it may be amended, restated or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Term Note, including the terms and conditions under which this Term Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Term Note is to be governed by and construed and enforced in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Term Note by its duly authorized officer.

FORTUNE BRANDS HOME & SECURITY, INC.

By:
Name:
Title:

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

TERM NOTE,

DATED              , 201

Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance